Exhibit 31.1

CERTIFICATION BY PRINCIPAL EXECUTIVE OFFICER

               I, Claude Guerard, principal executive officer of Net 1 UEPS Technologies, Inc., a Florida corporation (the “Registrant”), certify that:

     1. I have reviewed this amended annual report on Form 10-K (Report) for the fiscal year ended December 31, 2003, of the Registrant (the “Report”).

     2. Based on my knowledge, the Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by the Report.

     3. Based on my knowledge, the financial statements, and other financial information included in the Report, fairly present in all material respects the financial condition, results of operations and cash flows of the Registrant as of, and for, the periods presented in the Report.

     4. The Registrant’s other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Registrant and we have:

          a) designed such disclosure controls and procedures to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which the Report is being prepared.

          b) evaluated the effectiveness of the Registrant’s disclosure controls and procedures as of a date within 90 days prior to the filing date of the Report (the “Evaluation Date”); and

          c) presented in the Report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

     5. The Registrant’s other certifying officers and I have disclosed, based on our most recent evaluation, to the Registrant’s auditors and the Audit Committee of the Registrant’s Board of Directors:

          a) all significant deficiencies in the design or operation of internal controls which are reasonably likely to adversely affect the Registrant’s ability to record, process, summarize and report financial information; and

          b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant’s internal control.

Dated:        May 7, 2004

                    /s/ Claude Guerard

Name:         Claude Guerard

Title:           Principal Executive Officer